WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C18
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STRUCTURAL ADDENDUM
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STRUCTURE OVERVIEW
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OFFERED CERTIFICATES



         EXPECTED RATINGS                     APPROX.                                                   ASSUMED
         ----------------                      % OF         APPROX.      WEIGHTED                        FINAL
                            CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS      S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)       RATE TYPE
-------- ------ --------- --------------- -------------- ------------ -------------- --------------- ------------- ----------------

 A-1       AAA     Aaa       $41,041,000       2.920%       30.000%        3.31       06/05 - 03/10      3/15/10         Fixed
 A-2       AAA     Aaa      $122,149,000       8.692%       30.000%        4.92       03/10 - 05/10      5/15/10         Fixed
 A-3       AAA     Aaa      $174,126,000      12.390%       30.000%        6.84       01/12 - 04/12      4/15/12         Fixed
 A-PB      AAA     Aaa       $81,472,000       5.797%       30.000%        7.35       05/10 - 12/14     12/15/14         Fixed
 A-4       AAA     Aaa      $476,015,000      33.871%       30.000%        9.79       12/14 - 04/15      4/15/15         Fixed(3)
 A-J-1     AAA     Aaa      $140,537,000      10.000%       20.000%        9.91       04/15 - 04/15      4/15/05         Fixed(3)(4)
 A-J-2     AAA     Aaa       $89,592,000       6.375%       13.625%        9.91       04/15 - 04/15      4/15/15         Fixed(3)
 B         AA      Aa2       $31,621,000       2.250%       11.375%        9.91       04/15 - 04/15      4/15/15         Fixed(3)
 C         AA-     Aa3       $12,297,000       0.875%       10.500%        9.98       04/15 - 05/15      5/15/15         Fixed(3)
 D          A       A2       $28,107,000       2.000%        8.500%        9.99       05/15 - 05/15      5/15/15         Fixed(3)


NON-OFFERED CERTIFICATES


                                                         APPROX.                                               ASSUMED
           EXPECTED RATINGS                               % OF         APPROX.      WEIGHTED                    FINAL
           -----------------       CERTIFICATE        CUT-OFF DATE     CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P    MOODY'S         BALANCE(1)        POOL BALANCE     SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
---------- ------- --------- ----------------------- -------------- ------------ -------------- ----------- ------------- ----------

 A-1A(5)     AAA      Aaa          $88,957,000            6.330%       30.000%         (5)          (5)          (5)        Fixed(3)
 E (5)        A-       A3          $14,054,000            1.000%        7.500%         (5)          (5)          (5)          WAC(6)
 F (5)       BBB+     Baa1         $19,324,000            1.375%        6.125%         (5)          (5)          (5)          WAC(6)
 G (5)       BBB      Baa2         $12,297,000            0.875%        5.250%         (5)          (5)          (5)          WAC(6)
 H (5)       BBB-     Baa3         $24,594,000            1.750%        3.500%         (5)          (5)          (5)          WAC(6)
 J (5)       BB+      Ba1           $5,270,000            0.375%        3.125%         (5)          (5)          (5)        Fixed(3)
 K (5)        BB      Ba2           $7,027,000            0.500%        2.625%         (5)          (5)          (5)        Fixed(3)
 L (5)        BB-     Ba3           $5,270,000            0.375%        2.250%         (5)          (5)          (5)        Fixed(3)
 M (5)        B+       B1           $3,514,000            0.250%        2.000%         (5)          (5)          (5)        Fixed(3)
 N (5)        B        B2           $3,513,000            0.250%        1.750%         (5)          (5)          (5)        Fixed(3)
 O (5)        B-       B3           $5,270,000            0.375%        1.375%         (5)          (5)          (5)        Fixed(3)
 P (5)        NR       NR          $19,324,542            1.375%        0.000%         (5)          (5)          (5)        Fixed(3)
 X-P (5)     AAA      Aaa       $1,355,235,000(7)          N/A            N/A          N/A          N/A          (5)        Variable
 X-C (5)     AAA      Aaa       $1,405,371,542(7)          N/A            N/A          N/A          N/A          (5)        Variable


(1)  Subject to a permitted variance of plus or minus 5.0%.
(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the preliminary prospectus supplement.
(3)  The pass-through rates applicable to the Class A-4, Class A-1A, Class
     A-J-1, Class A-J-2, Class B, Class C, Class D, Class J, Class K, Class L,
     Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4)  The Class A-J-1 Certificates were previously described as having a floating rate of interest but are instead being offered as fixed rate certificates.
(5)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.
(6)  The pass-through rate applicable to the Class E, Class F, Class G and Class
     H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(7)  The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
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the reasonableness of such assumptions or the likelihood that any of such
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whether regarding the assets backing any securities discussed herein or
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transaction.

                              WACHOVIA SECURITIES

COUNTRYWIDE SECURITIES CORPORATION
                        CREDIT SUISSE FIRST BOSTON
                                            MERRILL LYNCH & CO.
                                                           RBS GREENWICH CAPITAL

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